AMENDMENT NO. 2 TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     This Amendment No.2 to the Amended and Restated Stockholders Agreement (this "AMENDMENT") is entered into as of May 13, 1999 by and among the Stockholders who have executed the signature pages of this Amendment and Nu Skin Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"). This Amendment shall be binding upon each person who executes this Amendment notwithstanding the fact that any other Stockholders fail or refuse to execute this Amendment. The capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Amended and Restated Stockholders Agreement dated November 28, 1997, as previously amended by Amendment No. 1 to such agreement (hereinafter the "AMENDED AND RESTATED STOCKHOLDERS AGREEMENT").

                                    RECITALS

     A. WHEREAS, the Company is proposing to undertake the registration of shares for resale by the Stockholders and the former stockholders of Pharmanex, Inc. pursuant to an underwritten public offering (the "PROPOSED PUBLIC OFFERING"); and

     B. WHEREAS, the Company is willing to continue to proceed with the Proposed Public Offering only if the Stockholders agree to extend certain resale restrictions set forth in the Amended and Restated Stockholders Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto irrevocably agree as follows:

     1. Section 2.2 Lock-up Agreement is hereby amended to lengthen the lock-up period for all Stockholders other than the trusts identified on Schedule B. Accordingly Section 2.2 is amended to read in its entirety as follows:

          "2.2 Lock-up Agreement. Notwithstanding any provision of this Agreement to the contrary, except for Transfers pursuant to Sections 3 and 5, from and after the date hereof each Stockholder (other than the trusts identified on Schedule B) will not, without the prior written consent of the Company, jointly or individually, Transfer, offer, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any Shares owned of record or beneficially by such Stockholder until June 30, 2000 (the "INITIAL LOCK-UP PERIOD"); provided, however, that the Initial Lock-up Period shall be further extended until up to December 31, 2000 (the "EXTENDED LOCK-UP PERIOD") with respect to any Stockholder who, together with any of such Stockholder's Stockholder Controlled Entities, receives additional gross proceeds (the "ADDITIONAL SALE PROCEEDS") from the sale of shares in one or any combination of public offerings (excluding the sale of up to 9 million shares in the Proposed Public Offering, but including any shares in excess of 9 million shares sold in the Proposed Public Offering), private placements, or any Company share repurchases (with each Stockholder eligible to participate in any private placements or share repurchases at a level at least equal to that Stockholder's percentage equity ownership interest in the Company immediately preceding the Company's initial public offering). The extent of the Extended Lock-up Period shall be determined by multiplying six months by a fraction (the "EXTENDED LOCK-UP FRACTION"). The numerator of the Extended Lock- up Fraction shall be equal to the actual Additional Sale Proceeds received by the Stockholder divided by $120 million. The denominator of the Extended Lock-up Fraction shall be equal to the Stockholder's percentage ownership interest in the Company immediately preceding the Company's initial public offering. For example, if a Stockholder received Additional Sale Proceeds of $5 million, and that Stockholder's percentage ownership interest prior to the initial public offering were 5%, then the Extended Lock-up Period would run for 5 months, calculated as follows:

                             $5 million/$120 million
                             -----------------------
                     6 months   x       .05 =      5 months

     If any Stockholder elects not to participate in a liquidity event that generates Additional Sale Proceeds, then the lock-up period for that Stockholder shall expire on June 30, 2000. In the event Additional Sale Proceeds exceed $120 million, then the Extended Lock-up Period shall be subject to an additional negotiated extension."

     2. Section 2.3 Post Lock-up Selling Restrictions is hereby amended as follows:

          (a) Section 2.3 is hereby amended to provide that the Restricted Resale Period for each Stockholder (other than the trusts identified on Schedule B to the Amended and Restated Stockholders Agreement) shall expire one year from the expiration of the Extended Lock-up Period with respect to that Stockholder and that the Restricted Resale Period for the trusts identified on Schedule B would expire on the earlier of December 31, 2001 or the date the Restricted Resale Period ends for any other Stockholder. Accordingly, the first sentence of
Section 2.3 is amended to read in its entirety as follows:

          "2.3 Post Lock-up Selling Restrictions. Except as otherwise provided herein, for a one year period following the expiration of the Initial
     Lock-up Period or the Extended Lock-up Period, whichever is the last to expire as it applies to each Stockholder (the "Restricted Resale Period"), all sales of Shares in a public resale pursuant to Section 4(1) of the Securities Act or Rule 144 promulgated thereunder or pursuant to any other exempt transaction under the Securities Act, shall not exceed in any calendar quarter the Stockholder's specified Rule 144 Allotment (as defined below). Notwithstanding the foregoing, the Restricted Resale Period for the trusts identified on Schedule B would run from March 26, 1999 through the earlier to occur of (a) December 31, 2001, and (b) the date the Restricted Resale Period expires for any other stockholder."

          (b) The Stockholders agree that the provisions of subparagraphs 2.3.1 through 2.3.6 apply to all public resales whether effected pursuant to Rule 144,
Section 4(1) of the Securities Act or any other available exemption.

          (c) Section 2.3.7 is hereby amended to read in its entirety as set forth below to clarify the terms of such subparagraph:

          "2.3.7. Following the expiration of the Restricted Resale Period, each Stockholder agrees not to sell in public resales more shares in any calendar quarter than the greater of (a) one percent of the outstanding shares of Class A Common Stock as shown by the most recent report or statement published by the Company, and (b) the average reported weekly volume of trading in the Class A Common Stock determined in accordance with the provisions of Rule 144(e)."

          (d) All other terms and  conditions of the first  paragraph of Section
2.3 of the Amended and Restated Stockholders Agreement and its subparagraphs (2.3.1 through 2.3.7) shall remain in full force and effect.

     3. Effect of Amendment. This Amendment amends the Amended and Restated Stockholders Agreement only to the extent expressly provided herein. Pursuant to
Section 12.5 of the Amended and Restated Stockholders Agreement, this Amendment shall be binding upon each of the Stockholders who elects to execute this Amendment even if one or more of the Stockholders fail or refuse to execute this Amendment. To the extent provisions of the Amended and Restated Stockholders Agreement are not expressly modified or amended by this Agreement, such unamended provisions shall continue in full force and effect and shall be construed together with the amendments set forth herein as the entire agreement of the parties hereto. The Amendment shall not apply to any Stockholder who does not execute this Amendment, but such Stockholder shall remain subject to and obligated under the terms of the Amended and Restated Stockholders Agreement, without giving effect to this Amendment, and this Amendment shall in no way be interpreted as limiting the obligations or restrictions in the Amended and Restated Stockholders Agreement with respect to any Stockholder who does not execute this Amendment Agreement. In the event a Proposed Public Offering is not completed by November 1, 1999, or if prior to such date the Company provides written notice to the Stockholders that it has elected not to proceed with the Proposed Public Offering, then the amendments set forth in Sections 1 and 2 hereof shall expire and no longer be of any force or effect from November 1, 1999 (if a secondary offering has not been completed by such date) or the date of such written notice (in the event the Company provides written notice it has elected not to proceed with such offering).

     4. Liquidity Events. In consideration of the redemption of 20,000 shares of Class A Common Stock by the Company from each of Kirk Roney and Rick Roney at a purchase price of $16.00 per share, each of Kirk Roney and Rick Roney agree to execute and be bound by the terms of the Amendment No. 1 to Amended and Restated Stockholders Agreement. Upon execution of such amendment, each of Kirk Roney and Rick Roney shall have the same right to participate in any private or public liquidity events as the other Stockholders. Each Stockholder hereby agrees that the right to participate in liquidity events shall be subject to the following terms.

             4.1 The 9 million shares allocated to the Stockholders party to the Amended and Restated Stockholder Agreement in the Proposed Public Offering shall be allocated among the Stockholders, together with their respective Stockholder Controlled Entities, in accordance with the percentages set forth on Schedule A to the Amended and Restated Stockholders Agreement, including any additional shares that may be allocated as a result of the Pharmanex stockholders not selling their entire allotment, or as a result of the exercise of the over-allotment option by the underwriters. In the event a Stockholder, together with his or her respective Stockholder Controlled Entities, agrees at the request of the underwriters to sell less than his or her applicable percentage as set forth in Schedule A of the 9 million shares, he or she shall have the right to receive a larger and priority allocation of any additional shares in order to bring his or her percentage of the total shares allocated to him or her up to the percentage set forth in Schedule A to the Amended and Restated Stockholders Agreement.

             4.2 Subject to agreeing to any terms and conditions the Company may impose with respect to any such private liquidity event as set forth in Section
4.3 below, a Stockholder, together with his or respective Stockholder Controlled Entities, shall have the right to participate in any Company sponsored private placements or share repurchases by the Company at a level at least equal to that

Stockholder's percentage equity ownership interest in the Company immediately preceding the Company's initial public offering.

             4.3 The Company may require as a condition to the right to participate in any future liquidity event, that a Stockholder and his or her Stockholder Controlled Entities, agree to such terms and conditions as may be requested by the Company for all Stockholders, including any extensions of the Extended Lock-up Period and the Restricted Selling Periods; provided, however, that with respect to any liquidity event that occurs prior to June 30, 2000, the provisions of Section 2.2 and 2.3, as amended above, shall determine the length of any extension of the Extended Lock-up Period and Restricted Resale Period unless the Additional Sales Proceeds are in excess of $120 million, in which event the Company may negotiate a further extension of such selling restrictions.

     5. Counterparts. This Amendment may be executed by facsimile and by any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all of the Parties hereto.

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


         IN WITNESS WHEREOF, this Amendment has been signed by duly authorized signatories of the Parties hereto and is binding upon the Parties hereto as of the date first above written.

                        NU SKIN ENTERPRISES, INC.,
                        a Delaware Corporation


                        By:      /s/
                                 __________________________________________

                        Its:     __________________________________________


                        /s/Blake M. Roney
                        Blake M. Roney, individually

                        /s/Nancy L. Roney
                        Nancy L. Roney, individually

                        THE ALL R'S TRUST

                        By:      /s/L. S. McCullough
                                 L. S. McCullough
                        Its:     Trustee

                        THE B & N RONEY TRUST

                        By:      /s/ L. S. McCullough
                        Its:     Trustee

                        THE WFA TRUST

                        By:      /s/ L. S. McCullough
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        BNASIA, LTD.

                        By:     /s/ Blake M. Roney
                                 Blake M. Roney
                        Its:     General Partner


                        By:     /s/ Nancy L. Roney
                                 Nancy L. Roney
                        Its:     General Partner


                        THE BLAKE M. AND NANCY L. RONEY
                        FOUNDATION

                        By:      /s/ Blake M. Roney
                                 Blake M. Roney
                        Its:     Trustee

                        By:      /s/ Nancy L. Roney
                                 Nancy L. Roney
                        Its:     Trustee


                        THE ONE FOUNDATION

                        By:      /s/ Blake M. Roney
                                 Blake M. Roney
                        Its:     Trustee

                        By:      /s/ Nancy L. Roney
                                 Nancy L. Roney
                        Its:     Trustee

                        By:      /s/ Keith R. Halls
                                 Keith R. Halls
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        B & N RHINO COMPANY, L.C.

                        By:      /s/ Craig F. McCullough
                                 Craig F. McCullough
                        Its:     Manager


                        By:      /s/ Nedra D. Roney
                                 Nedra D. Roney, individually


                        By:      /s/ Rick A. Roney
                                 Rick A. Roney, individually

                        By:      /s/ Burke F. Roney
                                 Burke F. Roney, individually

                        By:      /s/ Park R. Roney
                                 Park R. Roney, individually

                        THE MAR TRUST


                        By:      /s/ Tom D. Branch
                                 Tom D. Branch
                        Its:     Trustee

                        THE NR TRUST


                        By:      /s/ Tom D. Branch
                                 Tom D. Branch
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        THE ROSE FOUNDATION

                        By:      /s/ Nedra D. Roney
                                 Nedra D. Roney
                        Its:     Trustee


                        By:      /s/ Tom D. Branch
                                 Tom D. Branch
                        Its:     Trustee


                        THE NEDRA RONEY FIXED CHARITABLE TRUST

                        By:      /s/ Tom D. Branch
                                 Tom D. Branch
                        Its:     Trustee


                        NR RHINO COMPANY, L.C.

                        By:      /s/ Craig F. McCullough
                                 Craig F. McCullough
                        Its:     Manager

                        By:      /s/ Sandra N. Tillotson
                                 Sandra N. Tillotson, individually


                        THE SNT TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE DVNM TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                       SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        THE CWN TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE DPN TRUST

                        By:      /s/ Craig S. Tillotson
                                 Craig S. Tillotson
                        Its:     Trustee


                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                        THE GNT TRUST


                        By:      /s/ Craig S. Tillotson
                                 Craig S. Tillotson
                        Its:     Trustee


                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                        THE LMB TRUST


                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                       SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        THE SANDRA N. TILLOTSON FOUNDATION

                        By:      /s/ Sandra N. Tillotson
                                 Sandra N. Tillotson
                        Its:     Trustee


                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE SANDRA N. TILLOTSON FIXED  CHARITABLE TRUST

                        By:      /s/ Sandra N. Tillotson
                                 Sandra N. Tillotson
                        Its:     Trustee

                        By:      /s/ L. S. McCullough
                                 L. S. McCullough
                        Its:     Independent Trustee


                        SNT RHINO COMPANY, L.C.

                        By:      /s/ Craig S. Tillotson
                                 Craig S. Tillotson
                        Its:     Manager

                        /s/ Steven J. Lund
                        Steven J. Lund, individually

                        /s/ Kalleen Lund
                        Kalleen Lund, individually


                        SKASIA, LTD.

                        By:      /s/ Steven J. Lund
                                 Steven J. Lund
                        Its:     General Partner

                       SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        By:      /s/ Kalleen Lund
                                 Kalleen Lund
                        Its:     General Partner


                        THE S AND K LUND TRUST

                        By:      /s/ Blake M. Roney
                                 Blake M. Roney
                        Its:     Trustee

                        THE STEVEN J. AND KALLEEN LUND
                        FOUNDATION


                        By:      /s/ Steven J. Lund
                                 Steven J. Lund
                        Its:     Trustee


                        By:      /s/ Kalleen Lund
                                 Kalleen Lund
                        Its:     Trustee

                        THE STEVEN AND KALLEEN LUND FIXED
                        CHARITABLE TRUST


                        By:      /s/Steven J. Lund
                                 Steven J. Lund
                        Its:     Trustee


                        By:      /s/ Kalleen Lund
                                 Kalleen Lund
                        Its:     Trustee


                        By:      /s/ L. S. McCullough
                                 L. S. McCullough
                        Its:     Independent Trustee


                        S & K RHINO COMPANY, L.C.

                        By:      /s/ Craig F. McCullough
                                 Craig F. McCullough
                        Its:     Manager

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        /s/ Brooke B. Roney
                        Brooke B. Roney, individually

                        /s/ Denice R. Roney
                        Denice R. Roney, individually


                        BDASIA, LTD.

                        By:      /s/ Brooke B. Roney
                                 Brooke B. Roney
                        Its:     General Partner

                        By:      /s/ Denice R. Roney
                                 Denice R. Roney
                        Its:     General Partner


                        THE B AND D RONEY TRUST

                        By:      /s/ Blake M. Roney
                                 Blake M. Roney
                        Its:     Trustee

                        THE BROOKE BRENNAN AND DENICE RENEE
                        RONEY FOUNDATION

                        By:      /s/ Brooke B. Roney
                                 Brooke B. Roney
                        Its:     Trustee

                        By:      /s/ Denice R. Roney
                                 Denice R. Roney
                        Its:     Trustee

                         /s/ Kirk V. Roney
                         Kirk V. Roney, individually

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        /s/ Melanie K. Roney
                        Melanie K. Roney, individually


                        KMASIA, LTD.

                        By:      /s/ Kirk V. Roney
                                 Kirk V. Roney
                        Its:     General Partner

                        By:      /s/ Melanie K. Roney
                                 Melanie K. Roney
                        Its:     General Partner


                        THE K AND M RONEY TRUST

                        By:      /s/ Rick A. Roney
                                 Rick A. Roney
                        Its:     Trustee


                        THE KIRK V. AND MELANIE K. RONEY
                        FOUNDATION

                        By:      /s/ Kirk V. Roney
                                 Kirk V. Roney
                        Its:     Trustee

                        By:      /s/ Melanie K. Roney
                                 Melanie K. Roney
                        Its:     Trustee


                        THE KIRK AND MELANIE RONEY FIXED
                        CHARITABLE TRUST

                        By:      /s/ Kirk V. Roney
                                 Kirk V. Roney
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        By:      /s/ Melanie K. Roney
                                 Melanie K. Roney
                        Its:     Trustee

                        By:      /s/ L. S. McCullough
                                 L. S. McCullough
                        Its:     Trustee


                        K & M RHINO COMPANY, L.C.

                        By:      /s/ Craig F. McCullough
                                 Craig F. McCullough
                        Its:     Manager

                        /s/ Keith R. Halls
                        Keith R. Halls, individually

                        /s/ Anna Lisa Massaro Halls
                        Anna Lisa Massaro Halls, individually


                        KAASIA, LTD.

                        By:      /s/ Keith R. Halls
                                 Keith R. Halls
                        Its:     General Partner

                        By:      /s/ Anna Lisa Halls
                                 Anna Lisa Halls
                        Its:     General Partner


                        THE K AND A HALLS TRUST

                        By:      /s/ Michael Lee Halls
                                 Michael Lee Halls
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        By:      /s/ Dennis Morgan
                                 Dennis Morgan
                        Its:     Trustee


                        THE HALLS FAMILY TRUST

                        By:      /s/ Micahel Lee Halls
                                 Michael Lee Halls
                        Its:     Trustee

                        By:      /s/ Dennis Morgan
                                 Dennis Morgan
                        Its:     Trustee


                        THE KEITH AND ANNA LISA HALLS FIXED
                        CHARITABLE TRUST

                        By:      /s/ Keith R. Halls
                                 Keith R. Halls
                        Its:     Trustee

                        By:      /s/ Anna Lisa Halls
                                 Anna Lisa Halls
                        Its:     Trustee

                        By:      /s/ L. S. McCullough
                                 L. S. McCullough
                        Its:     Independent Trustee


                        THE KEITH RAY AND ANNA LISA MASSARO
                        HALLS FOUNDATION

                        By:      /s/ Keith R. Halls
                                 Keith R. Halls
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                        By:      /s/ Anna Lisa Halls
                                 Anna Lisa Halls
                        Its:     Trustee


                        K & A RHINO COMPANY, L.C.

                        By:      /s/ Craig F. McCullough
                                 Craig F. McCullough
                        Its:     Manager

                        /s/ Craig S. Tillotson
                        Craig S. Tillotson, individually


                        THE CST TRUST

                        By:      /s/ Robert L. Stayner
                                 Robert L. Stayner
                        Its:     Trustee


                        THE JS TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE JT TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE CB TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        THE CM TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE BCT TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE ST TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE NJR TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE RLS TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE RBZ TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee

                        SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        THE LB TRUST

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE CRAIG S. TILLOTSON FOUNDATION

                        By:      /s/ Craig S. Tillotson
                                 Craig S. Tillotson
                        Its:     Trustee

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Trustee


                        THE CRAIG S. TILLOTSON FIXED CHARITABLE
                        TRUST

                        By:      /s/ Craig S. Tillotson
                                 Craig S. Tillotson
                        Its:     Trustee

                        By:      /s/ Lee M. Brower
                                 Lee M. Brower
                        Its:     Independent Trustee


                        CST RHINO COMPANY, L.C.

                        By:      /s/ Sandra N. Tillotson
                                 Sandra N. Tillotson
                        Its:     Manager

                        /s/ R. Craig Bryson
                        R. Craig Bryson, individually


                        /s/ Kathleen D. Bryson
                        Kathleen D. Bryson, individually

                       SIGNATURE PAGE OF AMENDMENT NO. 2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        RCKASIA, LTD.

                        By:      /s/ R. Craig Bryson
                                 R. Craig Bryson
                        Its:     General Partner

                        By:      /s/ Kathleen D. Bryson
                                 Kathleen D. Bryson
                        Its:     General Partner


                        THE C AND K TRUST

                        By:      /s/ Steven J. Lund
                                 Steven J. Lund
                        Its:     Trustee


                        THE BRYSON FOUNDATION

                        By:      /s/ R. Craig Bryson
                                 R. Craig Bryson
                        Its:     Trustee

                        By:      /s/ Kathleen D. Bryson
                                 Kathleen D. Bryson
                        Its:     Trustee


                        THE BRYSON FIXED CHARITABLE TRUST

                        By:      /s/ R. Craig Bryson
                                 R. Craig Bryson
                        Its:     Trustee

                        By:      /s/ Kathleen D. Bryson
                                 Kathleen D. Bryson
                        Its:     Trustee

                        By:      /s/ Robert L. Stayner
                                 Robert L. Stayner
                        Its:     Independent Trustee

                        SIGNATURE PAGE OF AMENDMENT NO.2
                 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                        CKB RHINO COMPANY, L.C.

                        By:      /s/ Keith R. Halls
                                 Keith R. Halls
                        Its:     Manager


                        THE RICK AND KIMBERLY RONEY VARIABLE
                        CHARITABLE REMAINDER UNITRUST

                        By:      /s/ James Blaylock
                                 James Blaylock
                        Its:     Trustee


                        THE RICK AND KIMBERLY RONEY FIXED
                        CHARITABLE UNITRUST

                        By:      /s/ Rick A. Roney
                                 Rick A. Roney
                        Its:     Trustee

                        By:      /s/ Kimberly Roney
                                 Kimberly Roney
                        Its:     Trustee

                        By:      /s/ L. S. McCullough
                                 L.S. McCullough
                        Its:     Independent Trustee